UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2025
Sunrise Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-41971	93-3168928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-530-3315
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On January 28, 2025, Sunrise Realty Trust, Inc. (the “Company”) issued a press release announcing the pricing of their upsized underwritten offering of 5,750,000 shares of its common stock, $0.01 par value per share (the “Common Stock”) at a price to the public of $12.00 per share (the “Offering”). The press release is furnished hereto as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On January 29, 2025, the Company completed the Offering of their Common Stock. The Company has granted the underwriters a 30-day option to purchase up to an additional 862,500 shares of Common Stock at the public offering price, less discounts and commissions. The gross proceeds to the Company from the Offering were $69.0 million, before deducting underwriting discounts and commissions and offering expenses payable by the Company and assuming the underwriters do not exercise their option to purchase additional shares.
The Offering was made pursuant to the final prospectus, dated January 27, 2025 and filed with the U.S. Securities and Exchange Commission on January 28, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statements on Form S-11 (File No. 333-284367) and Form S-11MEF (File No. 333-284532).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 28, 2025, announcing the pricing of the Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

Date: January 29, 2025	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
4